Exhibit 99.1

Dragonfly Energy Corp., a Leading Energy Storage Company,

Completes Business Combination with Chardan NexTech Acquisition 2 Corp. and Commences Trading on Nasdaq Under Ticker Symbol “DFLI”

•	Dragonfly is a battery technology company and leading supplier of non-toxic deep cycle lithium-ion batteries, displacing lead-acid batteries across a wide range of end-markets, including RVs, marine vessels, off-grid installations, and other storage applications.

•	In 2021, Dragonfly generated $78 million of revenue at a 119% 3-year CAGR and $9 million of Adj. EBITDA with 17 quarters of profitability.

•	Transaction generated committed capital of ~$250 million in gross proceeds consisting of (i) $25 million in equity, including the private strategic investment from THOR Industries (NYSE: THO) that closed in July 2022, (ii) $75 million senior secured term loan facility led by Energy Impact Partners (used in part to refinance $45 million of existing indebtedness and to pay transaction related expenses), and (iii) the post-closing availability of a $150 million Chardan Equity Facility (ChEF).

•	Transaction accelerates Dragonfly’s mission to create a more sustainable, reliable smart grid through the future deployment of the Company’s proprietary and patented All-Solid-State-Battery technology and increase market penetration of its existing business

•	Dragonfly Energy Holdings Corp. common stock to begin trading on the Nasdaq at market open today, October 10th, under ticker “DFLI”.

RENO, NEVADA (October 10, 2022) — Dragonfly Energy Corp., an industry leader in energy storage and producer of deep cycle lithium-ion storage batteries, announced today that it completed its business combination with Chardan NexTech Acquisition 2 Corp (“CNTQ”) on October 7, 2022. The combined company will operate under the name Dragonfly Energy Holdings Corp. (“Dragonfly” and the “Company”).

Commencing today, October 10, 2022, at the open of trading, Dragonfly’s common stock and warrants are expected to trade on the Nasdaq Stock Exchange (“Nasdaq”) under the symbols “DFLI” and “DFLIW,” respectively. The company will continue to be led by Dr. Denis Phares, Chief Executive Officer, alongside the rest of the current Dragonfly management team.

The transaction was approved by CNTQ’s shareholders at a special meeting held on October 6, 2022 (the “Special Meeting”). Over 99.9% of the votes cast on the business combination proposal at the Special Meeting were cast in favor of approving the business combination. CNTQ’s shareholders also voted to approve all other proposals presented at the Special Meeting.

“We are excited to begin the next chapter of Dragonfly’s story,” said Dr. Denis Phares, Chief Executive Officer of Dragonfly. “Becoming a public company is an important and exciting step forward for us. The proceeds from this transaction and our relationships with key partners, bring us closer to making safe, affordable energy storage a reality by facilitating the development and large-scale deployment of our All-Solid-State-Battery technology, while also helping us grow our existing core business.”

Jonas Grossman, Chief Executive Officer and Director of CNTQ, added, “through the acquisition of Dragonfly, CNTQ achieved its intent to merge with a disruptive technology company that delivers environmentally impactful solutions benefiting all stakeholders. The Chardan team has multiple decades of SPAC, direct investment, and investment banking expertise in Clean Technologies, and we look forward to continuing our partnerships with leaders and innovators in the space. We are excited as Dragonfly becomes a public company and is poised to revolutionize smart energy storage to enable a clean, renewable future.”

“We are excited to work with such a talented management team and support the strategic vision of the firm,” said Harry Giovani, Managing Partner at Energy Impact Partners Credit Group. “We look forward to helping Dragonfly expand and develop its best in class, disruptive energy storage technologies.”

EIP Credit Group Partner Tal Sheynfeld added, “Dragonfly’s product portfolio delivers environmentally impactful solutions for energy storage. We’re excited to welcome the company to the EIP family as its visionary management team expands into different verticals.”

Transaction Overview

Transaction generated committed capital of ~$250 million in gross proceeds consisting of (i) $25 million in equity, including the private strategic investment from THOR Industries (NYSE: THO) that closed in July 2022, (ii) $75 million senior secured term loan facility led by Energy Impact Partners (used in part to refinance $45 million of existing indebtedness and to pay transaction related expenses), and (iii) the post-closing availability of a $150 million Chardan Equity Facility (ChEF).

Dragonfly intends to use the proceeds to accelerate the market penetration of its existing business and commercialize its proprietary and patented All-Solid-State-Battery technology that will dramatically reduce reliance on the power grid.

Advisors

Stifel, Nicolaus & Company, Incorporated (“Stifel”) acted as financial advisor, and O’Melveny & Myers, LLP and Parsons Beble & Latimer served as legal counsels, to Dragonfly.

Chardan Capital Markets LLC (“Chardan”) served as financial advisor, Stifel and Chardan acted as joint placement agents and Skadden, Arps, Slate, Meagher & Flom LLP and Brownstein Hyatt Farber Schreck, LLP served as legal counsels, to CNTQ. Chapman and Cutler LLP served as counsel to Energy Impact Partners.

About Dragonfly

Dragonfly Energy Holdings Corp. (Nasdaq: DFLI) headquartered in Reno, Nevada, is a leading supplier of deep cycle lithium-ion batteries. Dragonfly’s research and development initiatives are revolutionizing the energy storage industry through innovative technologies and manufacturing processes. Today, Dragonfly’s non-toxic deep cycle lithium-ion batteries are displacing lead-acid batteries across a wide range of end-markets, including RVs, marine vessels, off-grid installations, and other storage applications. Dragonfly is also focused on delivering an energy storage solution to enable a more sustainable and reliable smart grid through the future deployment of the Company’s proprietary and patented solid-state cell technology. To learn more, visit www.dragonflyenergy.com/investors.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that are not historical statements of fact and statements regarding the Company’s intent, belief or expectations, including, but not limited to, statements regarding the Company’s future results of operations and financial position, planned products and services, business strategy and plans, market size and growth opportunities, competitive position and technological and market trends. Some of these forward-looking statements can be identified by the use of forward-looking words, including “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “plan,” “targets,” “projects,” “could,” “would,” “continue,” “forecast” or the negatives of these terms or variations of them or similar expressions.

These forward-looking statements are subject to risks, uncertainties, and other factors (some of which are beyond the Company’s control) which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. Factors that may impact such forward-looking statements include, but are not limited to: the Company’s ability to recognize the anticipated benefits of the of the Company’s recent business combination with Chardan NexTech Acquisition 2 Corp. and related transactions; the Company’s ability to successfully increase market penetration into target markets; the growth of the addressable markets that the Company intends to target; the Company’s ability to retain members of its senior management team and other key personnel; the Company’s ability to maintain relationships with key suppliers including suppliers in China; the Company’s ability to maintain relationships with key customers; the Company’s post-closing ability to access capital as and when needed under its $150 million ChEF; the Company’s ability to protect its patents and other intellectual property; the Company’s ability to successfully optimize solid state cells and to produce commercially viable solid state cells in a timely manner or at all, and to scale to mass production; the Company’s ability to achieve the anticipated benefits of its customer arrangements with THOR and THOR’s affiliated brands (including Keystone); the impact of the coronavirus disease pandemic, including any mutations or variants thereof and/or the Russian/Ukrainian conflict; the Company’s ability to generate revenue from future product sales and its ability to achieve and maintain profitability; and the Company’s ability to compete with other manufacturers in the industry and its ability to engage target customers and successfully convert these customers into meaningful orders in the future. These and other risks and uncertainties are described more fully in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s Registration Statement on Form S-4 relating to the business combination declared effective by the U.S. Securities and Exchange Commission the (“SEC”) on September 16, 2022, in the Company’s Current Report on Form 8-K filed with the SEC on October 7, 2022, and in the Company’s subsequent filings with the SEC.

If any of these risks materialize or any of the Company’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company presently does not know or that it currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. All forward-looking statements contained in this press release speak only as of the date they were made. Except to the extent required by law, the Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

Dragonfly Contacts:

Investor Relations

Sioban Hickie, ICR, Inc.

DragonflyIR@icrinc.com

Media

Zach Gorin, ICR, Inc.

DragonflyPR@icrinc.com

Source: Dragonfly Energy Holdings Corp.